UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2015

CNH Industrial Capital LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-182411 (Commission File Number)	39-1937630 (IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin (Address of principal executive offices)	53406 (Zip Code)

(262) 636-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2015, CNH Industrial N.V. announced that its wholly-owned subsidiary, CNH Industrial Capital LLC (“CNH Industrial Capital”), completed its previously announced private offering of $600 million in aggregate principal amount of 3.875% notes due 2018 (the “Notes”) issued at an issue price of 99.642%.  The Notes were issued pursuant to an indenture, dated as of June 26, 2015 (the “Indenture”), among CNH Industrial Capital, the guarantors named on the signature pages thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and sold to “qualified institutional buyers” in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and in offshore transactions in reliance on Regulation S under the Securities Act.  A copy of the Press Release, dated June 26, 2015, “Closing of $600 million notes of CNH Industrial Capital LLC” is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Notes bear interest at a rate of 3.875% per annum and mature on July 16, 2018. Interest on the Notes will be payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2016, to the holders of record of such Notes at the close of business on January 1 or July 1, respectively, preceding such interest payment date. The Indenture contains covenants that limit, among other things, (i) CNH Industrial Capital’s ability and the ability of its restricted subsidiaries to incur secured debt or enter into sale and leaseback transactions; and (ii) CNH Industrial Capital’s ability and the ability of the Guarantors to consolidate, merge, convey, transfer or lease all or substantially all of their respective properties and assets. These covenants are subject to important exceptions and limitations.

The Notes will be redeemable, at the option of CNH Industrial Capital, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a make-whole premium specified under the Indenture.

Under the terms of a registration rights agreement, dated as of June 26, 2015 (the “Registration Rights Agreement”), among CNH Industrial Capital, the Guarantors and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Société Générale, CNH Industrial Capital has agreed to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for publicly registered notes or, in certain circumstances, to file a shelf registration statement with respect to the Notes or the exchange notes, if applicable.

The description set forth above is qualified in its entirety by the Indenture and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K, including Exhibits 4.1, 4.2 and 99.1 hereto, is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 4.1	Indenture, dated as of June 26, 2015, among CNH Industrial Capital, the Guarantors and Wells Fargo Bank, National Association, as trustee.
Exhibit 4.2

Registration Rights Agreement, dated as of June 26, 2015, among CNH Industrial Capital, the Guarantors and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Société Générale.

Exhibit 99.1	Press Release “Closing of $600 million notes of CNH Industrial Capital LLC” dated June 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL CAPITAL LLC

Date: June 26, 2015	By:	/s/ Douglas MacLeod
Douglas MacLeod
Chief Financial Officer and Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 4.1	Indenture, dated as of June 26, 2015, among CNH Industrial Capital, the Guarantors and Wells Fargo Bank, National Association, as trustee.
Exhibit 4.2

Registration Rights Agreement, dated as of June 26, 2015, among CNH Industrial Capital, the Guarantors and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Société Générale.

Exhibit 99.1	Press Release “Closing of $600 million notes of CNH Industrial Capital LLC” dated June 26, 2015.